Asbestos	12 Months Ended
Mar. 31, 2021
Asbestos [Abstract]
Asbestos	Asbestos
The AFFA was approved by shareholders in February 2007 to provide long-term funding to AICF. For a discussion of the AFFA and the accounting policies utilized by the Company related to the AFFA and AICF, see Note 1.
Asbestos Adjustments
The Asbestos adjustments included in the consolidated statements of operations and comprehensive income comprise the following:

	Years Ended 31 March
(Millions of US dollars)	2021	2020	2019
Change in estimates:
Change in actuarial estimate - asbestos liability	$(33.0)	$(133.8)	$(73.8)
Change in actuarial estimate - insurance receivable	2.0	5.7	—
Change in estimate - AICF claims-handling costs	(1.5)	0.1	1.1
Subtotal - Change in estimates	(32.5)	(128.0)	(72.7)
Effect of foreign exchange on Asbestos net liabilities	(123.0)	69.0	49.5
Gain (loss) on foreign currency forward contracts	11.7	0.8	(0.8)
Adjustments in insurance receivable	—	—	2.0
Other	(0.1)	—	—
Total Asbestos Adjustments	$(143.9)	$(58.2)	$(22.0)
Actuarial Study; Claims Estimate
AICF commissioned an updated actuarial study of potential asbestos-related liabilities as of 31 March 2021. Based on KPMGA’s assumptions, KPMGA arrived at a range of possible total cash flows and calculated a central estimate, which is intended to reflect a probability-weighted expected outcome of those actuarially estimated future cash flows.
The following table sets forth the central estimates, net of insurance recoveries, calculated by KPMGA as of 31 March 2021:

	Year Ended 31 March 2021
(Millions of US and Australian dollars, respectively)	US$	A$
Central Estimate – Discounted and Inflated	1,339.8	1,762.6
Central Estimate – Undiscounted but Inflated	1,545.8	2,033.7
Central Estimate – Undiscounted and Uninflated	1,027.6	1,351.9
The asbestos liability has been revised to reflect the most recent undiscounted and uninflated actuarial estimate prepared by KPMGA as of 31 March 2021.
In estimating the potential financial exposure, KPMGA has made a number of assumptions, including, but not limited to, assumptions related to the peak period of claims, total number of claims that are reasonably estimated to be asserted through 2073, the typical cost of settlement (which is sensitive to, among other factors, the industry in which a plaintiff claims exposure, the alleged disease type, the age of the claimant and the jurisdiction in which the action is brought), the legal costs incurred in the litigation of such claims, the rate of receipt of claims, the settlement strategy in dealing with outstanding claims and the timing of settlements. Changes to the assumptions may be necessary in future periods should mesothelioma claims reporting escalate or decline.
Due to inherent uncertainties in the legal and medical environment, the number and timing of future claim notifications and settlements, the recoverability of claims against insurance contracts, and estimates of future trends in average claim awards, as well as the extent to which the above named entities will contribute to the overall settlements, the actual liability could differ materially from that which is currently recorded.
The potential range of costs as estimated by KPMGA is affected by a number of variables such as nil settlement rates, peak year of claims, past history of claims numbers, average settlement rates, past history of Australian asbestos-related medical injuries, current number of claims, average defense and plaintiff legal costs, base wage inflation and superimposed inflation. The potential range of losses disclosed includes both asserted and unasserted claims.
A sensitivity analysis was performed by KPMGA to determine how the actuarial estimates would change if certain assumptions (i.e., the rate of inflation and superimposed inflation, the average costs of claims and legal fees, and the projected numbers of claims) were different from the assumptions used to determine the central estimates. The sensitivity analysis performed in the actuarial report is directly related to the discounted but inflated central estimate and the undiscounted but inflated central estimate. The actual cost of the liabilities could be outside of that range depending on the results of actual experience relative to the assumptions made.
The following table summarizes the results of the analysis:

	As of 31 March 2021
(Millions of US and Australian dollars, respectively)	US$	A$
Discounted (but inflated) - Low	990.7	1,303.4
Discounted (but inflated) - High	2,229.6	2,933.2

Undiscounted (but inflated) - Low	1,119.4	1,472.7
Undiscounted (but inflated) - High	2,694.4	3,544.8
Potential variation in the estimated peak period of claims has an impact much greater than the other assumptions used to derive the discounted central estimate. In performing the sensitivity assessment of the estimated incidence pattern reporting for mesothelioma, if the pattern of incidence was shifted by two years, the central estimate could increase by approximately 21% on a discounted basis.
Claims Data
The following table shows the activity related to the numbers of open claims, new claims and closed claims during each of the past five years and the average settlement per settled claim and case closed:

	For the Years Ended 31 March
	2021	2020	2019	2018	2017
Number of open claims at beginning of period	393	332	336	352	426
Number of new claims
Direct claims	392	449	430	422	402
Cross claims	153	208	138	140	155
Number of closed claims	578	596	572	578	631
Number of open claims at end of period	360	393	332	336	352
Average settlement amount per settled claim	A$248,000	A$277,000	A$262,000	A$253,000	A$224,000
Average settlement amount per case closed	A$225,000	A$245,000	A$234,000	A$217,000	A$168,000

Average settlement amount per settled claim	US$178,000	US$189,000	US$191,000	US$196,000	US$168,000
Average settlement amount per case closed	US$162,000	US$167,000	US$171,000	US$168,000	US$126,000
During fiscal year 2021, mesothelioma claims reporting activity was favorable compared to actuarial expectations and the prior corresponding period, primarily driven by lower direct claims which typically cost significantly more than the cross claims. Consistent with prior years, the claimants ages are increasing which also has had a favorable effect on average claim size.
Under the terms of the AFFA, the Company has rights of access to actuarial information produced for AICF by the actuary appointed by AICF, which is currently KPMGA. The Company’s disclosures with respect to claims statistics are subject to it obtaining such information, however, the AFFA does not provide the Company an express right to audit or otherwise require independent verification of such information or the methodologies to be adopted by the approved actuary. As such, the Company relies on the accuracy and completeness of the information provided by AICF to the approved actuary and the resulting information and analysis of the approved actuary when making disclosures with respect to claims statistics.

The following is a detailed rollforward of the Net Unfunded AFFA liability, net of tax, for the fiscal year ended 31 March 2021:

(Millions of US dollars)	Asbestos Liability	Insurance Receivables	Restricted Cash and Investments	Other Assets and Liabilities	Net Unfunded AFFA Liability	Deferred Tax Assets	Income Tax Payable	Net Unfunded AFFA Liability, net of tax
Opening Balance - 31 March 2020	$(986.4)	$43.5	$58.0	$(2.0)	$(886.9)	$319.1	$23.4	$(544.4)
Asbestos claims paid[1]	105.3	—	(105.3)	—	—	—	—	—
Payment received in accordance with AFFA[2]	—	—	153.3	—	153.3	—	—	153.3
AICF claims-handling costs incurred (paid)	1.1	—	(1.1)	—	—	—	—	—
AICF operating costs paid - non claims-handling	—	—	(1.2)	—	(1.2)	—	—	(1.2)
Change in actuarial estimate	(33.0)	2.0	—	—	(31.0)	—	—	(31.0)
Change in claims handling cost estimate	(1.5)	—	—	—	(1.5)	—	—	(1.5)
Impact on deferred income tax due to change in actuarial estimate	—	—	—	—	—	9.7	—	9.7
Insurance recoveries	—	(5.8)	5.8	—	—	—	—	—
Movement in income tax payable	—	—	—	—	—	(33.5)	7.4	(26.1)
Other movements	—	—	9.5	0.4	9.9	0.2	—	10.1
Effect of foreign exchange	(221.3)	9.8	12.5	(0.3)	(199.3)	71.9	4.4	(123.0)
Closing Balance - 31 March 2021	$(1,135.8)	$49.5	$131.5	$(1.9)	$(956.7)	$367.4	$35.2	$(554.1)
____________
1Claims paid of US$105.3 million reflects A$146.5 million converted at the average exchange rate for the period based on the assumption that these transactions occurred evenly throughout the period.
AICF Funding
During the fiscal year ending 31 March 2022, the Company anticipates that it will contribute approximately US$252.6 million to AICF. This amount represents 35% of the Company's fiscal year 2021 free cash flow which is equivalent to operating cash flows of US$786.9 million less an adjustment of US$65.3 million, resulting in free cash flow of US$721.6 million for fiscal year 2021, as defined by the AFFA.
During the fiscal years ended 31 March 2021, 2020 and 2019, the Company contributed US$153.3 million (A$220.9 million), US$108.9 million (A$156.7 million) and US$103.0 million (A$138.4 million), respectively, to AICF.
Restricted Short-Term Investments
AICF invests its excess cash in time deposits, which are classified as available-for-sale investments until maturity. The following table represents the investments entered into or maturing during the fiscal year ended 31 March 2021:

Date Invested	Maturity Date	Interest Rate	A$ Millions
October 2020	2 July 2021	0.59%	35.0
July 2019	30 April 2020	1.70%	20.0
July 2019	1 June 2020	1.70%	15.0
At 31 March 2021, AICF’s short-term investments were revalued resulting in a mark-to-market fair value adjustment of nil.
AICF – NSW Government Secured Loan Facility
AICF may borrow, subject to certain conditions, up to an aggregate amount of A$320.0 million (US$243.2 million, based on the exchange rate at 31 March 2021). The AICF Loan Facility is guaranteed by the Former James Hardie Companies and is available to be drawn for the payment of claims through 1 November 2030, at which point, all outstanding borrowings must be repaid. Borrowings made under the AICF Loan Facility are classified as current, as AICF intends to repay the debt within one year. At 31 March 2021 and 2020, AICF had no amounts outstanding under the AICF Loan Facility.